WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANTS

To Purchase 400,000 Shares of Common Stock of

JINTAI MINING GROUP, INC.

No. 2010- 00__	August 31, 2010

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) CERTIFIES that, for value received, Liwen Hu  (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of this Warrant, and on or prior to the first anniversary of the date of this Warrant (the “Termination Date”), but not thereafter, to subscribe for and purchase from Jintai Mining Group, Inc., a Delaware corporation (the “Company”), up to 400,000 shares (the “Warrant Shares”) of the Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”).  The exercise price per share of Common Stock shall be equal to 110% of the offering price of the Company’s Common Stock during the anticipated initial public offering (the “IPO”) to be conducted by the Company provided however that in the event the IPO is not conducted within ninety (90) days from the date hereof, the exercise price shall be four dollars and forty cents ($4.40) per share (the “Exercise Price”).  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), between the Company and the Holder (the date of such Agreement, the “Closing Date”).  This Warrant is being issued to the Holder, as more fully described in the Subscription Agreement.

1.           Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws, including transfer restrictions imposed by applicable securities laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

2.           Authorization of Shares.  Except as provided in the Subscription Agreement, the Company covenants that all Warrant Shares which may be issued from time to time upon the exercise of this Warrant, will, upon exercise of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.           Exercise of Warrant.

(a)           Subject to Section 3(c), exercise of the purchase rights represented by this Warrant may be made within five (5) years from the its issuance, at any time on or before 5 p.m., New York City time, by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed Notice of Exercise Form annexed hereto, and surrender of this Warrant, together with payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank in immediately available funds.

Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder within three (3) days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant, and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the later of (i) the date the Notice of Exercise is delivered to the Company; and (ii) the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein, shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 hereof, have been paid.  If the Company shall fail for any reason, or for no reason, to issue to the Holder a certificate for the Warrant Shares to which the Holder is entitled within three (3) days of receipt of the Notice of Exercise and the Exercise Price, the Holder (or a broker for the Holder) may purchase (in an open market transaction or otherwise), shares of Common Stock as replacement for the Warrant Shares and the Company shall then pay in cash to the Holder the amount by which the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds the aggregate Exercise Price for the Warrant Shares required to have been delivered to the Holder.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Warrant Shares upon exercise of the Warrant, as required pursuant to the terms hereof.

(b)           If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the un-purchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

4.           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5.           Charges, Taxes, and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto, duly executed by the Holder, in which instance the Company may require, as a condition thereto, the payment by the Holder or such assignee of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6.           Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7.           Transfer, Division and Combination.

(a)           Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof and to the provisions of the Subscription Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney, and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.  Notwithstanding the foregoing, the Holder will not voluntarily and knowingly assign or transfer this Warrant or the Warrant Shares to any direct competitor of the Company without the Company’s prior written consent.

(b)           This Warrant may be divided or combined with other Warrants upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 7(a) as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d)           The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)           The Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance, and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

8.           No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9.           Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, receipt by the Company of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10.         Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken, or such right may be exercised, on the next succeeding day not a Saturday, Sunday or legal holiday.

11.         Adjustments of Exercise Price.  In the event that the Company issues additional securities (the “Dilutive Event”), other than (i) shares to be issued pursuant to the initial public offering of the Company’s Common Stock; (ii) shares of Common Stock or options to purchase such shares issued to employees, consultants, officers or directors in accordance with stock plans or stock options plans approved by the Company’s board of directors and existing on the date hereof; and (iii) shares of Common Stock issuable under employment, consulting agreements or loan agreements that are outstanding as of the date hereof, then the Exercise Price shall be adjusted (but only if such adjustment results in a lower exercise price) to an amount equal to the amount received or deemed to be received by the Company pursuant to such Dilutive Event.

12.         Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then, from and after the consummation of such transaction or event, the Holder shall have the right thereafter to receive, instead of the Warrant Shares, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event, or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula.  For purposes of this Section 12, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock, or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

13.         Notice of Adjustment.  Whenever the number of Warrant Shares, or the number or kind of securities or other property purchasable upon the exercise of this Warrant, or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

14.         Other Adjustments.  If any event occurs of the type contemplated by the provisions of Sections 11 or 12 above but not expressly provided for by such provisions, (including, without limitation, the granting of stock appreciation rights, phantom stock rights, or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and/or the number of Warrant Shares and other securities or property to be issued to the Holder upon exercise of the Warrant so as to protect the rights of the Holder, provided that no such adjustment pursuant to Sections 11 or 12 will increase the Exercise Price or decrease the number or amount of securities or other property issuable or deliverable to the Holder as otherwise determined pursuant to Sections 11 and/or 12.

15.         Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

(c)           there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company; then, in any one or more of such cases,

the Company shall give to Holder (i) prior written notice of the date on which a record date shall be selected for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation, or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation, or winding up, prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which the holders of Common Stock shall be entitled to any such dividend or distribution, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation, or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

16.         Authorized Shares.  Except as provided in the Subscription Agreement, the Company covenants that during the period the Warrant is outstanding, it will take all reasonable action to ensure that the Company is authorized to issue a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant.  The Company shall also reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be or may become listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable, or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary, from any public regulatory body or bodies having jurisdiction thereof.

17.         Miscellaneous.

(a)           Jurisdiction.  All questions concerning the construction, validity, enforcement, and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement relating to the same.

(b)           Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered for resale, will have restrictions upon resale imposed by state and federal securities laws.

(c)           Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers, or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses, including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto, or in otherwise enforcing any of its rights, powers, or remedies hereunder.

(d)           Notices.  Any notice, request, or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

(e)           Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of, and be binding upon, the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders, from time to time, of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(g)           Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(h)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by, or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(i)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(j)           Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the securities or other property, the Company shall promptly issue and deliver to the Holder the securities or other property that are not disputed.

(k)           Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 3 of this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 3 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: August 31, 2010

JINTAI MINING GROUP, INC.

By:	/s/ Yuan Lin
Name: Yuan Lin
Title: Chief Executive Officer

NOTICE OF EXERCISE

To:         Jintai Mining Group, Inc.

(1)           The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)           Payment shall be made by wire transfer or cashier’s check drawn on a United States bank in immediately available funds.

(3)           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

________________________________________

The Warrant Shares shall be delivered to the following:

________________________________________
________________________________________
________________________________________
________________________________________
________________________________________

________________________________________

________________________________________

(4)           Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[NAME OF HOLDER]

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information.  Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________ whose address is _______________________________ __________________________.

Dated: ______________, _______

Holder’s Signature             ____________________________

Holder’s Address:              ____________________________
____________________________
____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing.